REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

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                            OPENROUTE NETWORKS, INC.
                            (FORMERLY, PROTEON, INC.)
             (Exact name of Registrant as specified in its charter)


                 MASSACHUSETTS                          04-2531856
         (State or other jurisdiction                (I.R.S. Employer
       of incorporation or organization)            Identification No.)


                              NINE TECHNOLOGY DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 898-2800
                    (Address of Principal Executive Offices)


            OPENROUTE NETWORKS, INC. 1991 RESTATED STOCK OPTION PLAN
              OPENROUTE NETWORKS, INC. EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                           BRYAN R. HOLLEY, PRESIDENT
                            OPENROUTE NETWORKS, INC.
                              NINE TECHNOLOGY DRIVE
                        WESTBOROUGH, MASSACHUSETTS 01581
                                 (508) 898-2800
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

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                            CALCULATION OF REGISTRATION FEE
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Title of                  Proposed            Proposed            Amount
Securities    Amount      Maximum              Maximum              of
To Be          To Be     Offering Price       Aggregate         Registration
Registered   Registered    Per Share        Offering Price         Fee
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
Common Stock,   600,000           $2.59375       $1,556,250         $432.64
$.01 par value
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(1)  The number of shares of common stock, par value $.01 per share ("Common
     Stock"), stated above consists of the aggregate number of additional shares not previously registered which may be sold upon the exercise of options which may hereafter be granted under the OpenROUTE Networks, Inc. 1991 Restated Stock Option Plan and the OpenROUTE Networks, Inc. Employee Stock Purchase Plan(the "Plans"). The maximum number of shares which may be sold under the Plans is subject to adjustment in accordance with certain anti-dilution and other provisions of the Plan. Accordingly, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement covers, in addition to the number of shares stated above, an indeterminate number of shares which may be subject to grant or otherwise issuable after the operation of any such anti-dilution and other provisions.

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act as follows: as the future exercise price of options not yet granted under the plans is not known, the fee is calculated on the basis of the average of the high and low sale prices per share of the Common Stock on The Nasdaq Stock Market ("Nasdaq") as of a date (October 18, 1999) within 5 business days prior to filing this Registration Statement.

     Pursuant to Rule 429 under the Securities Act, the Prospectus or other documents containing the information specified in Part I of Form S-8 with respect to the securities covered by this Registration Statement are to be used in connection with securities previously registered on Form S-8 under Registration Numbers 333-61545, 333-31055, 33-85524, 33-41702 and 33-41228.
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                                    PART I


               INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.   PLAN INFORMATION*

ITEM 2.   REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION*

    *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act, and the Note to Part I of Form S-8.

     Pursuant to General Instruction E on Form S-8 regarding the registration of additional securities, OpenROUTE Networks, Inc. (the "Company")hereby is registering additional shares of Common Stock, in the number set forth on the cover page of this Registration Statement. Such shares are of the same class as other securities of the Company for which previous registration statements have been filed with the Securities and Exchange Commission (the "Commission") relating to the Plans, and such registration statements, as listed below, are incorporated by reference herein:

     Registration Statement on Form S-8, registering shares issued in connection with the Plan, File No. 33-41228 (filed on June 17,1991);

     Registration Statement on Form S-8, registering shares issued in connection with the Plan, File No. 33-41702 (filed on July 17, 1991);

     Registration Statement on Form S-8, registering shares issued in connection with the Plan, File No. 33-85524 (filed on October 21, 1994);

     Registration Statement on Form S-8, registering shares issued in connection with the Plan, File No. 333-31055 (filed on July 10, 1997); and

     Registration Statement on Form S-8, registering shares issued in connection with the Plan, File No. 333-61545 (filed on August 14, 1998).

     Pursuant to Rule E, this Registration Statement contains such information required by Form S-8 that is not otherwise included in the above-listed registration statements.



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                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

     The following documents filed by the Registrant with the Commission are incorporated herein by reference:

     (a) The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999.

     (b) The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999.

     (c) The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.

     (d) The Company's Proxy Statement on Schedule 14A for the Company's 1999 Annual Meeting of Shareholders.

     (e) The Company's Current Report on Form 8-K filed with the Commission on January 20, 1999.

     (e) The Company's Current Report on Form 8-K/A filed with the Commission on February 24, 1999.

     (e) The Company's Current Report on Form 8-K filed with the Commission on August 30, 1999.

     (e) The Company's Current Report on Form 8-K filed with the Commission on October 13, 1999.

     (f) The description of the Common Stock contained in the Registrant's Registration Statement on Form 8-A (File No. 0-19175), filed under the Securities Exchange Act of 1934, including any amendment or report filed for the purpose of updating such description.

     All reports and other documents filed by the Registrant after the date hereof pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such reports and documents.

ITEM 4.  DESCRIPTION OF SECURITIES.

     Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

     Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

     Incorporated herein by reference from Registration Statement on Form S-1, No. 33-40073.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

     Not applicable.



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ITEM 8.  EXHIBITS.

         4.1 Article 4 of Restated Articles of Organization, as Amended (Filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, and incorporated herein by reference).

         4.2 By-Laws, as amended and restated (Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, Registration No, 33-40073, and incorporated herein by reference).

         4.3 Form of Common Stock Certificate (Filed as Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 1996, and incorporated herein by reference).

         5 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

         23.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in opinion of counsel filed as Exhibit 5).

         23.2   Consent of BDO Seidman, LLP.

         24 Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

         99.1 OpenROUTE Networks, Inc. 1991 Restated Stock Option Plan (filed as Exhibit 19.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 27, 1992, and incorporated herein by reference).

         99.2 OpenROUTE Networks,Inc. Employee Stock Purchase Plan, as amended (filed as Exhibit 28.1 to the Registration Statement on Form S-8, Registration No. 33-41702, and incorporated herein by reference).



ITEM 9.  UNDERTAKINGS.

(a)      The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represents a fundamental change in the information set


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          forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) (Section 230.424(b) of this chapter) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement.

          (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

               Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director,


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          officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Westborough, Massachusetts, on October 18, 1999.

                                      OPENROUTE NETWORKS, INC.



                                      By: /s/ Henry Barber
                                           -----------------------------------
                                               Henry Barber,
                                               Chief Financial Officer



     Each person whose signature appears below constitutes and appoints Henry Barber his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, and in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of OpenROUTE Networks, Inc. and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



    Signature                     Title                     Date
    ---------                     -----                     ----

By: /s/ Bryan R. Holley        Director, President,         October 18, 1999
   ---------------------       Chief Executive Officer
        Bryan R. Holley       (principal executive officer)


By:/s/ Henry Barber           Chief Financial Officer       October 18, 1999
   --------------------       (principal financial and
        Henry Barber           accounting officer)


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By: /s/ Robert M. Glorioso        Director                   October 18, 1999
    ----------------------
        Robert M. Glorioso


By: /s/ Thomas R. Liebermann      Director                   October 18, 1999
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        Thomas R. Liebermann

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                            OPENROUTE NETWORKS, INC.

                          INDEX TO EXHIBITS FILED WITH
                         FORM S-8 REGISTRATION STATEMENT


Exhibit
Number             Description
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4.1       Article 4 of Restated Articles of Organization, as Amended (Filed as
          Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1991, and incorporated herein by reference).

4.2 By-Laws, as amended and restated (Filed as Exhibit 3.3 to the Registrant's Registration Statement on Form S-1, Registration No, 33-40073, and incorporated herein by reference).

4.3 Form of Common Stock Certificate (Filed as Exhibit 4.2 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 29, 1996, and incorporated herein by reference).

5 Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. as to the legality of shares being registered.

23.1 Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.(included in opinion of counsel filed as Exhibit 5).

23.2      Consent of BDO Seidman, LLP.

24 Power of Attorney to file future amendments (set forth on the signature page of this Registration Statement).

99.1 OpenROUTE Networks, Inc. 1991 Restated Stock Option Plan (filed as Exhibit 19.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 27, 1992, and incorporated herein by reference).

99.2 OpenROUTE Networks,Inc. Employee Stock Purchase Plan, as amended (filed as Exhibit 28.1 to the Registration Statement on Form S-8, Registration No. 33-41702, and incorporated herein by reference).

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